Exhibit 10.1

DEBT CONVERSION AGREEMENT

between

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

and

EVAN TRUST

dated as of

[ February 18th ], 2025

DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (this “Agreement”), dated as of [February 18th ], 2025, is entered into by and between Global Interactive Technologies, Inc., a Delaware corporation (the “Company”), and Evan Trust, a trust (the “Lender”).

RECITALS

WHEREAS, the Company wishes to convert an interest free loan (the “Loan”) in the amount of $[ 210,000.00 ] previously provided by the Lender to the Company into [ 300,000 ] shares of the Company’s Common Stock, par value $0.001 per share (the “Shares”), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. PURCHASE AND SALE

I.1. Conversion. Subject to the terms and conditions set forth herein, at the Closing, the Company shall issue the Shares to the Lender, free and clear of any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance (each, an “Encumbrance”), subject to the restrictions set forth in Section 5.3 and in the Securities Act (as defined below).

I.2. Conversion Terms. The aggregate consideration (the “Consideration”) for the Shares shall be the full amount of the Loan.

II. CLOSING

II.1. Closing. The closing of the transaction contemplated by this Agreement (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts) on such day and at such location as the parties hereto shall mutually agree.

II.2. The Company’s Closing Deliverables. At the Closing, the Company shall deliver to the Lender the following:

(a) Electronic confirmation of the deposit of the Shares into an electronic DRS account maintained by the Company’s transfer agent on behalf of the Lender.

(b) A certificate of the Secretary (or other officer) of the Company certifying: (i) that attached thereto are true and complete copies of all resolutions of the board of directors and the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that such resolutions are in full force and effect; (ii) the names, titles and signatures of the officers of the Company authorized to sign this Agreement; and (iii) that attached thereto are true and complete copies of the governing documents of the Company, including any amendments or restatements thereof, and that such governing documents are in full force and effect.

II.3. The Lender’s Closing Deliverables. The Consideration is hereby confirmed to have been previously provided by the Lender and received by the Company, by way of the Lender waiving its claim for the repayment of the Loan, with immediate effect upon recording by the transfer agent of the deposit of the Shares in a DRS account maintained by the Company’s transfer agent on behalf of the Lender.

III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Lender that the statements contained in this ARTICLE III are true and correct as of the date hereof.

Section 3.01. Organization and Authority of the Company. The Company is a corporation duly organized, validly existing and in good standing under the Laws (as defined in Section 3.03) of the state of Delaware. The Company has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 3.02. Capitalization.

(a) The authorized capital stock of the Company consists of [    ] shares of common stock, $0.001 par value (the “Common Stock”), of which [     ] shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid and non-assessable.

(b) Except as disclosed in the reports, statements and other documents required to be filed by the Company with the SEC (the “SEC Filings”), there are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation or other rights, agreements or commitments relating to the shares of the Company or obligating the Company to issue or sell any shares of, or any other interest in, the Company. There are no voting trusts, stockholder agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the Shares.

Section 3.03. No Conflicts or Consents. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or the Subsidiaries; (b) violate or conflict with any provision of any Law or Governmental Order applicable to the Company or the Subsidiaries; (c) except as set forth in Section 3.03 of the Disclosure Schedules, require the consent, notice or other action by any Person under, violate or conflict with, or result in the acceleration of any Material Contract; or (d) except as set forth in Section 3.03 of the Disclosure Schedules, require any consent, permit, Governmental Order, filing or notice from, with or to any Governmental Authority; except, in the cases of clauses (b) and (c), where the violation, conflict, acceleration or failure to obtain consent or give notice would not have a Material Adverse Effect and, in the case of clause (d), where such consent, permit, Governmental Order, filing or notice which, in the aggregate, would not have a Material Adverse Effect. For purposes of this Agreement: (i) “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law or other requirement or rule of law of any Governmental Authority; (ii) “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority; (iii) “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator, court or tribunal of competent jurisdiction; (iv) “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity; and (v) “Material Adverse Effect” means any event, occurrence, fact, condition or change that is materially adverse to the business, results of operations, financial condition or assets of the Company, taken as a whole. “Material Contract” means any contract, agreement, purchase order, lease, license, note, instrument, performance or other bond, security agreement, mortgage, or other legally binding commitment or obligation, in each case whether written or oral. to which the Company is a party or to which the business of the Company is subject involving obligations (contingent or otherwise) of, or the possibility of payments to, the Company in excess of

$10,000.

Section 3.04. Legal Proceedings; Governmental Orders.

(a) Except as disclosed in the SEC Filings, there are no claims, actions, suits, investigations or other legal proceedings (collectively, “Actions”) pending or, to the Company’s knowledge, threatened against or by the Company or any of its Subsidiaries affecting any of its properties or assets (or by or against the Company or any Affiliate thereof and relating to the Company), which if determined adversely to the Company (or to the Company or any Affiliate thereof) would result in a Material Adverse Effect. For purposes of this Agreement: (x) “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; and (y) the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(b) There are no outstanding Governmental Orders against, relating to, or affecting the Company or any material Subsidiary, or any of their properties or assets which would have a Material Adverse Effect.

Section 3.07 Compliance with Laws; Permits. Except as disclosed in the SEC Filings, the Company and its material Subsidiaries are in compliance with all Laws applicable to them or their business, properties or assets, except where the failure to be in compliance would not have a Material Adverse Effect.

Section 3.10 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

Section 3.11 Stock Exchange Listing. The Shares, upon the issuance thereof to the Lender under this Agreement, will be duly authorized for listing on NASDAQ, subject to all necessary regulatory approvals.

Section 3.12 SEC Filings. Except as disclosed in the SEC Filings, the Company has filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC, not necessarily on a timely basis.

Section 3.13 Exclusions. Except for the representations and warranties contained in this ARTICLE III (including the related portions of the Disclosure Schedules), none of the Company, its Subsidiaries, or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company or the Company, including any representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to the Lender.

IV. REPRESENTATIONS AND WARRANTIES OF LENDOR

The Lender represents and warrants to the Company that the statements contained in this Article IV are true and correct as of the date hereof.

IV.1. Organization; Authority; No Conflicts; Consents. The Lender is a trust existing under the Laws (as defined in Section 3.03) of state of Delaware. The Lender has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Lender of this Agreement, the performance by the Lender of its obligations hereunder, and the consummation by the Lender of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the lender. This Agreement constitutes a legal, valid and binding obligation of the Lender enforceable against the lender in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The execution, delivery and performance by the Lender of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of any Law or Governmental Order applicable to the Lender; (b) require the consent, notice or other action by any Person under, violate or conflict with, or result in the acceleration of any agreement to which the Lender is a party; or (c) require any consent, permit, Governmental Order, filing or notice from, with or to any Governmental Authority.

IV.2. Investment Purpose. The Lender is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Lender acknowledges that the Company has not registered the offer and sale of the Shares under the Securities Act or any state securities laws, and that the Shares may not be pledged, transferred, sold, offered for sale, hypothecated or otherwise disposed of except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. The Lender is able to bear the economic risk of holding the Shares for an indefinite period (including total loss of its investment), and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.

IV.3. Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Lender.

IV.4. Legal Proceedings. There are no Actions pending or, to the Lender’s knowledge, threatened against or by the Lender that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

IV.5. Independent Investigation. The Lender has been provided adequate access to the personnel, properties, assets, premises, books and records and other documents and data of the Company and the Company for the purpose of entering into this Agreement. The Lender acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, the Lender has relied solely upon its own investigation and the express representations and warranties of the Company set forth in ARTICLE III of this Agreement (including related portions of the Disclosure Schedules); and (b) none of the Company, the Company or any other Person has made any representation or warranty as to the Company, its Subsidiaries or this Agreement, except as expressly set forth in Article III of this Agreement (including the related portions of the Disclosure Schedules).

V. COVENANTS

V.1. Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents and instruments and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

V.2. Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any real property transfer Tax and any other similar Tax) shall be borne and paid by the Company when due. The Company shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and the Company shall cooperate with respect thereto as necessary).

Section 5.03 Securities Laws; Restrictions on Transfers. The Lender acknowledges and understands that until such time as the same is no longer required under the requirements of the Securities Act or applicable state securities laws, the certificates representing the Shares, and all certificates representing any securities issued in exchange thereof or in substitution therefor, will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF GLOBAL INTERACTIVE TECHNOLOGIES, INC. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT (“REGULATION S”), (C) IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AFTER, IN THE CASE OF TRANSFERS PURSUANT TO CLAUSE (C)(2) OR (D) (OR IF REQUIRED BY THE CORPORATION, OR ITS TRANSFER AGENT, CLAUSE (B)) ABOVE, THE HOLDER HAS PROVIDED TO THE CORPORATION A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT THE SALE OF SUCH SECURITIES IS NOT REQUIRED TO BE REGISTERED UNDER THE U.S. SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.”

VI. INDEMNIFICATION

VI.1. Indemnification by the Company. Subject to the other terms and conditions of this ARTICLE VI, the Company shall indemnify the Lender against, and shall hold the Lender harmless from and against, any and all losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, the Lender based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement; or

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company pursuant to this Agreement.

VI.2. Indemnification by the Lender. Subject to the other terms and conditions of this ARTICLE VI, the Lender shall indemnify the Company against, and shall hold the Company harmless from and against, any and all Losses incurred or sustained by, or imposed upon, the Company based upon, arising out of or with respect to:

(a) any inaccuracy in or breach of any of the representations or warranties of the Lender contained in this Agreement; or

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Lender pursuant to this Agreement.

VII. MISCELLANEOUS

VII.1. Expenses. Except as otherwise expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company.

VII.2. Notices. All notices, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.03):

If to the Company:	Name: Global Interactive Technologies
Address: 160 Yeoeuiseo-ro, Yeongdeungpo-gu, Seoul, Korea
Attention: Taehoon Kim / CEO
Telephone: +82 10 8435 8388
Email: tkc@gitechnologies.com

If to the Lender:	Name: Evan Trust
Address: 950 N Kings Rd #218, West Hollywood, CA 90068
Attention: Amy Shi / Trustee
Telephone: +1 3238917881
Email: amylin53@gmail.com

VII.3. Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

VII.4. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement.

VII.5. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement and the Subordinated Note will control.

VII.6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

VII.7. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

VII.8. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any Action arising out of or related to this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and county of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such Action.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

VII.9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

VII.10. Representation by Counsel. Each of the parties hereto has been represented or has had the opportunity to be represented by legal counsel of their own choice.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

By:	/s/ Taehoon Kim
Name:	Taehoon Kim
Title:	CEO

Evan Trust

By:	/s/ Amy Xianglin Shi
Name:	Amy Xianglin Shi
Title:	Trustee

Disclosure Schedules

Section 3.03 (d)

Listing of Additional Shares Notification Form to be filed with NASDAQ for the issuance of the Shares.

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